Exhibit 32.2

Certification of Chief Financial Officer of Approach Resources Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the annual report on Form 10-K of Approach Resources Inc. (the “Company”) for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sergei Krylov, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

APPROACH RESOURCES INC.

Date:	March 10, 2017	/s/ Sergei Krylov
Sergei Krylov
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)